                                                                     EXHIBIT 4.3

                   INCORPORATED UNDER THE LAWS OF THE STATE OF

       Number                                                    Shares
      SPECIMEN            [Velocity Express Logo]               SPECIMEN

Series I Convertible Preferred Stock       Series I Convertible Preferred Stock

                          Velocity Express Corporation                    See reverse for
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE      certain definitions

This CERTIFIES that                                      CUSIP _________________

is the owner of

     FULLY PAID AND NON-ASSESSABLE SHARES OF SERIES I CONVERTIBLE PREFERRED
                 STOCK, OF THE PAR VALUE OF $.004 PER SHARE, OF

                          Velocity Express Corporation

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

        IN WITNESS WHEREOF, the said Corporation has caused this certificate to be signed by the facsimile signature of its duly authorized officers.

Dated:
        -------------------------------         --------------------------------
                   SECRETARY                        CHIEF EXECUTIVE OFFICER

                          VELOCITY EXPRESS CORPORATION

THE CORPORATION IS AUTHORIZED TO ISSUE DIFFERENT CLASSES OF SHARES, IN ACCORDANCE WITH THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, UPON WRITTEN REQUEST BY THE SHAREHOLDER, THE CORPORATION WILL FURNISH, WITHOUT CHARGE, A SUMMARY OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS APPLICABLE TO EACH CLASS OF SHARES.

                            ------------------------

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

        TEN COM     --     as tenants in common                    UTMA     --    ..........Custodian..........
        TEN ENT     --     as tenants by entireties                                 (Cust)            (Minor)
        JT TEN      --     as joint tenants with right of                        under Uniform Transfer to Minors
                           survivorship and not as tenants
                           in common                                         Act  ................
                                                                                       (State)

     Additional abbreviations may also be used though not in the above list.

                            ------------------------

       For value received __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

____________________________________________________________ Shares of the
capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises

Dated                                              _____________________________


                                                   -----------------------------
                                                   NOTICE: THE SIGNATURE TO THIS
                                                   ASSIGNMENT MUST CORRESPOND
                                                   WITH THE NAME AS WRITTEN UPON
                                                   THE FACE OF THE CERTIFICATE
                                                   IN EVERY PARTICULAR WITHOUT
                                                   ALTERATION OR ENLARGEMENT OR
                                                   ANY CHANGE WHATEVER.

Signature Guaranteed